Goodwill	12 Months Ended
Dec. 31, 2020
Goodwill
Goodwill

9. Goodwill

The movement in carrying amount of goodwill is as follows:

Years Ended December 31,
RMB
Balance as of January 1, 2019	297,031
Deconsolidation	(297,031)
Balance as of December 31, 2019 and 2020	—

Goodwill is primarily generated from the acquisition for 100% equity interests of Scepter in 2015 amounting to USD40 million, approximately RMB260 million, and the management performs goodwill impairment test annually.

The Group has one reporting unit. In 2018, the management has conducted assessment and determined it is more likely than not that the fair value of the reporting unit is less than its carrying amount.  By comparing the fair value of the reporting unit with its carrying amount, an impairment charge is recognized for the amount by which the carrying amount exceeds the reporting unit’s fair value to the extent of the goodwill carrying value. Impairment loss of RMB267.9 million was recorded as impairment loss of goodwill.

In 2019, we disposed UP Capital Asset Management Limited (BVI) (“UP”) for RMB34.0 million to a subsidiary of E-house, with a result of deconsolidation of UP and elimination of the goodwill.